UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 31, 2016

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

California	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

9368 VALLEY BLVD, SUITE 202
ROSEMEAD, CA91770
	(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	702-776-8066

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry Into A Material Definitive Agreement.

1.       San Lotus Holding Inc. acquires all of outstanding shares of AHI Film Inc.

On August 31, 2016, we entered into an agreement to purchase stock & creditor’s right (the “Agreement I”) with Chang, Hsin-Yu (the “Seller”), the sole shareholder of AHI Film Inc., to purchase the outstanding 10,000 shares of AHI Film Inc. (the “AHI Film Shares”) in exchange for US$1, and the closing of transaction under Agreement I shall be held on January 1, 2017.

The table below details the proportion of ownership of the Seller had in AHI Film.

Seller	AHI Film Shares	Percentage
Chang, Hsin-Yu	10,000	100%

The following table lists each of our officers and directors and details their relationship to AHI Film Inc:

Name of natural person affiliate	San Lotus Holding Inc.	AHI Film Inc.
Chen, Kuan-Yu	Chairman/Secretary/Director	Secretary
Lin, Mu Chen	CFO	-
Kwong, Edwin	Director	-
Chen, Chuan-Chung	Director	-
Yu,Chien-Yang	-	CEO/CFO/Director

A description of the specific terms and conditions of the agreements related to this transaction are set forth in the Agreement I, attached hereto as Exhibit 10.1.

2.       San Lotus Holding Inc. acquires all of outstanding shares of AHI Records Inc.

On August 31, 2016, we entered into an agreement to purchase stock & creditor’s right (the “Agreement II”) with Chang, Hsin-Yu (the “Seller”), the sole shareholder of AHI Records Inc., to purchase 10,000 shares of AHI Records Inc. (the “AHI Records Shares”) in exchange for US$1, and the closing of transaction under Agreement II shall be held on January 1, 2017.

The table below details the proportion of ownership after the subscription agreement is closed:

Seller	AHI Records Shares	Percentage
Chang, Hsin-Yu	10,000	100%

The following table lists each of our officers and directors and details their relationship to AHI Records Inc:

Name of natural person affiliate	San Lotus Holding Inc.	AHI Records Inc.
Chen, Kuan-Yu	Chairman/Secretary/Director	Secretary
Lin, Mu Chen	CFO	-
Kwong, Edwin	Director	-
Chen, Chuan-Chung	Director	-

A description of the specific terms and conditions of the agreements related to this transaction are set forth in the agreement of assignment, assumption and release, attached hereto as Exhibit 10.2.

3.       San Lotus Holding Inc. acquires all of outstanding shares of San Lotus Holding Inc. registered in British Virgin Islands.

On August 31, 2016, we entered into a stock purchase agreement (the “Agreement III”) with Chang, Hsin-Yu (the “Seller”), the sole shareholder of San Lotus Holding Inc. registered in British Virgin Islands (the “BVI Company”), to purchase the outstanding 50,000 shares of BVI Company (the “BVI Shares”) in exchange for US$1, and the closing of transaction under Agreement III shall be held on January 1, 2017.

The table below details the proportion of ownership of the Seller had in BVI Company:

Seller	BVI Shares	Percentage
Chang, Hsin-Yu	50,000	100%

A description of the specific terms and conditions of the agreements related to this transaction are set forth in the agreement of assignment, assumption and release, attached hereto as Exhibit 10.3.

Item 2.01              Completion of Acquisition or Disposition of Assets.

 The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned acquisition is incorporated by reference into this Item 2.01.

1.       San Lotus Holding Inc. acquires all of outstanding shares of AHI Film Inc.

On August 31, 2016, through entry into and closing the agreement to purchase stock & creditor’s right with Chang, Hsin-Yu, we will acquire all of the issued and outstanding common stock of AHI Film Inc., a California corporation, in exchange for US$1 on January 1, 2017.

2.       San Lotus Holding Inc. acquires all of outstanding shares of AHI Records Inc.

On August 31, 2016, through entry into and closing the agreement to purchase stock & creditor’s right with Chang, Hsin-Yu, we will acquire all of the issued and outstanding common stock of AHI Records Inc., a California corporation, in exchange for US$1 on January 1, 2017.

3.       San Lotus Holding Inc. acquires all of outstanding shares of San Lotus Holding Inc. registered in British Virgin Islands.

On August 31, 2016, through entry into and closing the stock purchase agreement with Chang, Hsin-Yu, we will acquire all of the issued and outstanding common stock of San Lotus Holding Inc. registered in British Virgin Islands  in exchange for US$1 on January 1, 2017.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

                The following exhibits are being filed herewith:

Exhibit No. and Description

10.1     Agreement to Purchase Stock & Creditor’s right, dated August 31, 2016, between Chang, Hsin-Yu and the Purchaser named therein.

10.2    Agreement to Purchase Stock & Creditor’s right, dated August 31, 2016, between Chang, Hsin-Yu and the Purchaser named therein.

10.3    Stock Purchase Agreement, dated August 31, 2016, between San Lotus Holding Inc. registered in British Virgin Islands and the Purchaser named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2016	SAN LOTUS HOLDING INC.
/s/Chen, Kuan-Yu
Chen, Kuan-Yu
Chairman of the Board